BROWN ADVISORY FUNDS

Brown Advisory Flexible Equity Fund
 (the “Fund”)
______________________________________________________________________

Supplement dated June 15, 2018
to the Summary Prospectus, Prospectus and Statement of Additional Information dated
October 31, 2017
______________________________________________________________________

Effective as of July 1, 2018, Brown Advisory LLC, the investment adviser to the Fund (the “Adviser”), has voluntarily agreed to a reduced investment advisory fee payable by the Fund by implementing a new breakpoint structure.

Under the new voluntary breakpoint structure, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $150 million of the Fund's average daily net assets, 0.45% of the Fund's average daily net assets over $150 million to $250 million, 0.40% of the Fund’s average daily net assets over $250 million to $1 billion, and 0.38% of the Fund's average daily net assets over $1 billion, computed daily and payable monthly.

* * * * *

Please retain this supplement for your reference.